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Exhibit 10.9.4

                               SECOND AMENDMENT TO
                        LOAN AGREEMENT AND LOAN DOCUMENTS

         THIS SECOND AMENDMENT TO LOAN AGREEMENT AND LOAN DOCUMENTS ("Second Amendment") dated as of the ____ day of July, 1999, is made and entered into on the terms and conditions hereinafter set forth, by and among IMTEK OFFICE SOLUTIONS, INC., a Delaware corporation ("Imtek Office Solutions"), IMTEK CORPORATION, a Maryland corporation ("Imtek Corporation"), IMTEK SERVICES CORPORATION, a Maryland corporation ("Imtek Services"), IMTEK FUNDING CORPORATION, a Maryland corporation ("Imtek Funding"), IMTEK ACQUISITION CORPORATION, a Maryland corporation ("Imtek Acquisition"), BARBERA BUSINESS SYSTEMS, INC., a Maryland corporation ("Barbera") and IMTEK CAPITAL CORPORATION, a Maryland corporation ("Imtek Capital") (Imtek Office Solutions, Imtek Corporation, Imtek Services, Imtek Funding, Imtek Acquisition, Barbera and Imtek Capital are referred to herein from time to time individually as a "Borrower" and collectively as the "Borrowers"), and FINOVA MEZZANINE CAPITAL INC., a Tennessee corporation, f/k/a Sirrom Capital Corporation ("Lender").


                              W I T N E S S E T H:

         WHEREAS, Lender has previously made a term loan to the Borrowers (excluding Barbera and Imtek Capital) in the original principal amount of Six Million and No/100ths Dollars ($6,000,000.00) (the "Loan") on the terms and conditions set forth in that certain Loan Agreement dated as of May 29, 1998, by and among Lender and Imtek Office Solutions, Imtek Corporation, Imtek Services, Imtek Funding and Imtek Acquisition (as now or hereafter amended, the "Loan Agreement");

         WHEREAS, the Loan is further evidenced and secured by certain agreements, documents and instruments as more particularly described in the Loan Agreement and defined therein as the "Loan Documents";

         WHEREAS, Borrowers have requested Lender's consent and Lender has consented to the refinancing and increasing of Borrower's senior credit facility and to the creation of Imtek Capital, as a new subsidiary of Imtek Services, in accordance with and subject to the terms and conditions of the Loan Agreement, which provide among other things that any affiliates of Borrowers resulting from such a transaction become bound by the terms of the Loan Agreement and the Loan Documents;

         WHEREAS, Borrowers and Lender desire that Imtek Capital and Barbera become parties to and be bound by the terms and conditions, covenants and other provisions of the Loan Agreement and Loan Documents;

         WHEREAS, this Second Amendment shall amend the Loan Agreement and Loan Documents.


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                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers and Lender hereby agree as follows:

         1. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement.

         2. The obligations of Borrowers in connection with and/or relating to the Loan are further evidenced and/or secured by the Loan Documents.

         3. Borrowers hereby represent and warrant, jointly and severally, to Lender that all of the representations made in Section 2 of the Loan Agreement, as amended, are true and correct as of the date hereof, except as modified or supplemented by SCHEDULE A attached hereto and incorporated herein by this reference.

         4. Borrowers hereby represent and warrant, jointly and severally, to Lender that the address(es) set forth on SCHEDULE B attached hereto and incorporated herein by this reference are the principal places of Imtek Capital's and Barbera's business and the location of all tangible collateral and the place where the records concerning all intangible collateral are kept and/or maintained.

         5. Borrowers warrant and represent, jointly and severally, that (a) the Loan Documents are valid, binding and enforceable against Borrowers according to their terms, subject to principles of equity and laws applicable to the rights of creditors generally, including bankruptcy laws, (b) no default or Event of Default presently exists under the Loan Documents and no condition presently exists which, with the giving of notice, the passing of time, or both, would cause such a default or Event of Default. Borrowers further acknowledge that Borrowers' obligations evidenced by the Loan Documents are not subject to any counterclaim, defense or right of setoff, and Borrowers hereby release Lender from any claim, known or unknown, that Borrowers may have against Lender as of the execution of this Second Amendment.

         6. The terms "Loan Document" and "Loan Documents" as defined in the Loan Agreement are amended to include this Second Amendment.

         7. The terms "Borrower" and "Borrowers" as defined in the Loan Agreement are amended to include Imtek Capital and Barbera. Each of the Borrowers hereby acknowledges that all references to a "Borrower" and the "Borrowers" in the Loan Documents shall hereafter include Imtek Capital and Barbera and that Imtek Capital and Barbera are and shall be bound by the terms of the Loan Agreement and the Loan Documents.

         8. The Borrowers hereby represent and warrant that Imtek Capital is in the same line of business as presently conducted by the other Borrowers (excluding Imtek Acquisition).

         9. The Borrowers and Lender hereby agree that the Security Agreement referred to in the Loan Agreement is amended to grant Lender a security interest in all of the Collateral (as defined in said Security Agreement) of



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Imtek Acquisition, Barbera and Imtek Capital, such security interests to be evidenced by the filing of financing statements in the appropriate filing offices.

         10. Based on the terms of the Second Amendment, Lender hereby consents to the creation of Imtek Capital.

         11. This Second Amendment may be executed in any number of counterparts and by different parties to this Second Amendment in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Second Amendment.

         12. Except as modified and amended hereby, the Loan Documents shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment, or have caused this Second Amendment to be executed by their duly authorized officers, as of the day and year first above written.

                                        BORROWER:

                                        IMTEK OFFICE SOLUTIONS, INC.,
                                        a Delaware corporation


                                        By:
                                             -----------------------------------
                                        Title:
                                               ---------------------------------


                                        IMTEK CORPORATION,
                                        a Maryland corporation


                                        By:
                                             -----------------------------------
                                        Title:
                                               ---------------------------------


                                        IMTEK SERVICES CORPORATION,
                                        a Maryland corporation


                                        By:
                                             -----------------------------------
                                        Title:
                                               ---------------------------------





                       (signatures continue on next page)


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                                        IMTEK FUNDING CORPORATION,
                                        a Maryland corporation


                                        By:
                                             -----------------------------------
                                        Title:
                                               ---------------------------------


                                        IMTEK ACQUISITION CORPORATION,
                                        a Maryland corporation


                                        By:
                                             -----------------------------------
                                        Title:
                                               ---------------------------------


                                        BARBERA BUSINESS SYSTEMS, INC.,
                                        a Maryland corporation


                                        By:
                                             -----------------------------------
                                        Title:
                                               ---------------------------------


                                        IMTEK CAPITAL CORPORATION,
                                        a Maryland corporation


                                        By:
                                             -----------------------------------
                                        Title:

                                               ---------------------------------


                                        LENDER:

                                        FINOVA MEZZANINE CAPITAL INC.,
                                        a Tennessee corporation, f/k/a Sirrom
                                        Capital Corporation


                                        By:
                                             -----------------------------------
                                        Title:
                                               ---------------------------------




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                                   SCHEDULE A


                          MODIFICATIONS AND SUPPLEMENTS
                                       TO
                         REPRESENTATIONS AND WARRANTIES





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                                   SCHEDULE B


                           LOCATION OF PRINCIPAL PLACE
                           OF BUSINESS AND COLLATERAL


THIS INSTRUMENT AND ALL RIGHTS OF THE PARTIES HEREUNDER ARE SUBJECT TO AND GOVERNED BY THE TERMS AND CONDITIONS OF A SUBORDINATION AND INTERCREDITOR AGREEMENT DATED JULY ___, 1999, BY AND BETWEEN THE PROVIDENT BANK AND FINOVA MEZZANINE CAPITAL INC. WITHOUT LIMITATION TO THE FOREGOING, ALL RIGHTS OF PAYMENT, LIEN RIGHTS, AND ENFORCEMENT RIGHTS OF THE HOLDER OF THIS INSTRUMENT, ARE EXPRESSLY SUBORDINATED AND SUBJECT TO THE RIGHTS OF THE PROVIDENT BANK.


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